UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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PHX MINERALS INC.

(Name of Registrant as Specified in its Charter)

_______________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHX Minerals Inc.

1601 NW Expressway, Suite 1100

Oklahoma City, OK 73118

August 26, 2021

To the Shareholders of PHX Minerals Inc.,

We are pleased to invite you to attend the Special Meeting of Shareholders (the “Special Meeting”) of PHX Minerals Inc. (the “Company”). The meeting will begin promptly at 9:00 a.m. Central Daylight Time on October 5, 2021 via a live audio-only webcast. Instructions on how to participate in the Special Meeting are posted at www.proxydocs.com/PHX. Only shareholders who held shares at the close of business on the record date, August 17, 2021, may vote at the Special Meeting, including any adjournment thereof.

At this Special Meeting, you will be asked to consider and vote upon a proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of PHX Minerals Inc. to increase the number of our authorized shares of Class A Common Stock from 36,000,500 to 54,000,500.

Starting in fiscal year 2020, we embarked on a new strategy to grow the Company’s assets through the acquisition of minerals in our core focus areas (SCOOP, Haynesville and Appalachia plays). At the annual shareholder meeting held in March of 2021, our shareholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation that increased the number of authrorized shares of Class A Common Stock by 12,000,000, resulting in 36,000,500 authorized shares. These additional shares provided the Company with the necessary access to capital to execute the new strategy.  Through June 30, 2021, we have made royalty and mineral acquisitions totaling approximately $21 million by executing two underwritten equity offerings and two private placements of shares of our Class A Common Stock.  We are beginning to see the fruits of our strategy with a trending increase of volumes and cash flow for consecutive quarters, increased rig activity on and in proximity to our minerals, and a noticeable increase in mineral deal flow.

As of June 30, 2021, the Company had remaining authorized shares of Class A Common Stock available of 3,478,525.  In order to be competitive in the mineral consolidation space, grow the value of the Company and to succeed in our strategy, we believe the Company needs maximum financial flexibility and ample access to the capital markets.  Therefore, we are asking for shareholders to consider and vote upon a proposal to approve an amendment to the Amended and Restated Certificate of Incorporation of PHX Minerals Inc. to increase the number of our authorized shares of Class A Common Stock from 36,000,500 to 54,000,500.

The attached Notice of Special Meeting and the accompanying proxy statement describe the matters to be considered at the Special Meeting.

Your vote is important. We encourage you to review this proxy statement and to vote promptly so that your shares will be represented at the meeting. On behalf of everyone at PHX Minerals Inc., we want to thank you, our valued shareholders, for your continued support.

Sincerely,

Chad L. Stephens

President and Chief Executive Officer

Notice of Special Meeting of Shareholders

To be held October 5, 2021

To the Shareholders of PHX Minerals Inc.:

Notice is hereby given that a Special Meeting of the Shareholders (“Special Meeting”) of PHX Minerals Inc. (the “Company”) will be held virtually on Tuesday, October 5, 2021, at 9:00 a.m. Central Daylight Time. The virtual meeting can be accessed at www.proxydocs.com/PHX. At the Special Meeting, we plan to ask you:

1.

To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to increase the authorized number of shares of the Company’s Class A Common Stock from 36,000,500 shares to 54,000,500 shares; and

2.	To consider and act upon any other matter as may properly come before the meeting or any adjournment or postponement thereof.

We have set the close of business on August 17, 2021 as the record date for the Special Meeting, and only holders of record of the Company’s common stock at such date will be entitled to vote at the Special Meeting and any adjournments or postponements thereof. As part of our precautions regarding the COVID-19 pandemic, we are sensitive to the public health and travel concerns that our shareholders may have, as well as any quarantines or other protocols that governments may impose. As a result, the Special Meeting will be held in a virtual meeting format only. Please note that you will only be able to attend the Special Meeting by means of remote communication – you will not be able to attend the Special Meeting if you do not have Internet access. There will not be a physical meeting location. You or your proxy holder will be able to attend the Special Meeting online, examine a list of our shareholders of record, and submit your questions and vote your shares electronically by visiting www.proxydocs.com/PHX. To be admitted to the Special Meeting and vote your shares, you must register by providing the Control Number as described in the Notice of Internet Availability of Proxy Materials and proxy card. We have designed the format of the Special Meeting to ensure that you are afforded the same rights and opportunities to participate as you would have at an in-person meeting.

The Special Meeting webcast will begin promptly at 9:00 a.m. Central Daylight Time, on October 5, 2021. Online access to the virtual meeting website will begin at 8:45 a.m. Central Daylight Time, and we encourage you to access the Special Meeting prior to the start time.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we are providing access to our proxy materials over the Internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (“Notice”) instead of a paper copy of this proxy statement and a proxy card. The Notice contains instructions on how to access those documents over the Internet, as well as instructions on how to vote. All shareholders who do not receive a Notice should receive a paper copy of the proxy materials by mail. We believe that the Notice process allows us to provide our shareholders with information in a more timely manner, reduces our printing and mailing costs, and helps to conserve resources. The Company anticipates the Notice will be mailed to shareholders on or about August 26, 2021.

Whether you plan to attend the Special Meeting or not, we encourage you to vote by following the instructions on the Notice or, if you received a paper copy of the proxy card, by signing and returning it in the postage-paid envelope. Voting by proxy will ensure your shares are represented at the Special Meeting. Please review the instructions on the Notice or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

We thank you for your continued support and look forward to seeing you at the Special Meeting.

By Order of the Board of Directors

Ralph D’Amico, Secretary

Oklahoma City, Oklahoma

August 26, 2021

YOUR VOTE IS IMPORTANT.

YOUR VOTE IS IMPORTANT, AND WE ENCOURAGE YOU TO VOTE EVEN IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING. YOU MAY VOTE BY INTERNET OR TELEPHONE USING THE INSTRUCTIONS ON THE NOTICE, OR BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY AND MAILING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on October 5, 2021. This proxy statement and form of proxy card are available at the following website: www.proxydocs.com/PHX or by writing to the Company at the address above.

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Proxy Statement Summary

This summary is included to provide an introduction and overview of the information contained in this Proxy Statement. This summary does not contain all of the information you should consider, and you should carefully read the Proxy Statement in its entirety before voting. Additional information regarding the Company and its performance in fiscal year 2020 and through our third fiscal quarter ended June 30, 2021 can be found in our Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and in our Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2020, March 31, 2021, and June 30, 2021.

2021 SPECIAL MEETING OF SHAREHOLDERS
Date and Time:	October 5, 2021, at 9:00 a.m., Central Daylight Time
Location:	Virtual access at www.proxydocs.com/PHX
Record Date:	August 17, 2021
Shareholders Entitled to Vote:

Holders of our Class A Common Stock, par value $0.01666 (“Common Stock”), as of the close of business on the Record Date are entitled to vote. Each share of Common Stock is entitled to one vote by proxy or at the Special Meeting.

PROPOSAL AND BOARD RECOMMENDATION
	Proposal	Board Recommendation
No. 1

Approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of Class A Common Stock from 36,000,500 shares to 54,000,500 shares.

FOR

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QUESTIONS AND ANSWERS ABOUT
THE SPECIAL MEETING AND VOTING

What is the purpose of the Special Meeting?

At the Special Meeting, our shareholders will act upon the matters outlined in the Notice of Special Meeting, including (1) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 36,000,500 shares to 54,000,500 shares; and (2) the transaction of such other business as may arise that can properly be conducted at the Special Meeting or any adjournment or postponement thereof.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate a person or entity as your proxy in a written document, such document is also called a proxy or a proxy card. All duly executed proxies received prior to the Special Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy.

What is a proxy statement?

A proxy statement is a document that regulations of the United States Securities and Exchange Commission (the “SEC”) require that we make available to you when we ask you to sign a proxy card to vote your stock at the Special Meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote and provides you with information on such matters so that you can make an informed decision.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of printed proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the costs and environmental impact of the Special Meeting.

How can I access the proxy materials over the Internet?

Pursuant to rules adopted by the SEC, we provide shareholders access to our proxy materials for the Special Meeting over the Internet. The proxy materials for the meeting are available at www.proxydocs.com/PHX. To access these materials and to vote, follow the instructions shown on the proxy card, voting instruction card from your broker or the Notice.

Can I get paper copies of the proxy materials?

You may request paper copies of the proxy materials, including our 2020 annual report, by calling 1-866-648-8133 or e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line. Include your full name and address, plus the control number located in the shaded bar on the reverse side of the Notice received and state that you want a paper copy of the Special Meeting materials. You also may request paper copies when prompted at www.investorelections.com/PHX.

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Can I choose the method in which I receive future proxy materials?

Below are descriptions of the methods in which shareholders of record may receive future proxy materials or notice thereof:

•Notice and Access: The Company furnishes proxy materials over the Internet and mails the Notice to most shareholders.

•Mail: You may request distribution of paper copies of future proxy materials by mail by calling 1-866-648-8133, or by e-mailing paper@investorelections.com with “Proxy Materials PHX Minerals Inc.” in the subject line. Include your full name and address, plus the control number located in the shaded bar on the reverse side of the Notice received and state that you want a paper copy of the proxy materials. If you are voting electronically at www.proxypush.com/PHX, follow the instructions to enroll for paper copies by mail after you vote.

•E-mail: If you would like to have earlier access to future proxy materials and reduce our costs of printing and delivering the proxy materials, you can instruct us to send all future proxy materials to you via e-mail. If you request future proxy materials via e-mail, you will receive an e-mail regarding the next Annual Meeting with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials via e-mail will remain in effect until you change it. If you wish to receive all future proxy materials electronically, please log in to www.proxydocs.com/PHX to enroll or, if voting electronically at www.proxypush.com/PHX, follow the instructions to enroll for electronic delivery.

If you are a beneficial owner, you should consult the directions provided by your broker, bank, or other nominee with respect to how you receive your proxy materials and how to vote your shares.

Can I vote my shares by completing and returning the Notice?

No, the Notice simply instructs you on how to vote. You may vote by Internet or telephone using the instructions on the Notice, or by marking, signing and dating the enclosed proxy card and mailing it promptly in the postage-paid envelope provided if you received a paper copy of the proxy card.

What is “householding”?

The SEC permits companies and intermediaries (such as brokers, banks and other nominees) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report to those shareholders. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing for the Special Meeting and you would like to have additional copies of our Notice or paper copies of our proxy statement and proxy card (the “Proxy Materials”) mailed to you or you would like to opt out of this practice for future mailings, please submit your request in writing to Computershare, P.O. Box 505000, Louisville, KY 40233-5000, or by telephone by calling 1-800-884-4225, and we will promptly deliver such additional materials to you. You may also contact us in the same manner if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future. The Proxy Materials are also available at: www.proxydocs.com/PHX.

What should I do if I receive more than one set of voting materials?

Despite our efforts related to householding, you may receive more than one copy of the Notice and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted at the Special Meeting.

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Who is entitled to notice of, and to vote at, the Special Meeting?

Governing laws and our governance documents require our board of directors (the “Board”) to establish a record date in order to determine who is entitled to receive notice of, attend and vote at the Special Meeting, and any continuations, adjournments or postponements thereof.

The record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting is the close of business on August 17, 2021 (the “Record Date”).

As of the Record Date, we had 30,400,612 shares of Common Stock outstanding. All holders of Common Stock of record at the close of business on the Record Date will be entitled to vote at the Special Meeting or any adjournments or postponements.

A list of all shareholders of record entitled to vote at our Special Meeting will be available for examination at least 10 days prior to the Special Meeting at our principal office located at 1601 NW Expressway, Suite 1100, Oklahoma City, OK 73118, during normal business hours, and will be available for inspection at the Special Meeting.

How do I attend and participate in the Special Meeting?

Attendance at the Special Meeting is limited to shareholders as of the Record Date. Shareholders can register to attend the Special Meeting by visiting www.proxydocs.com/PHX. The Special Meeting will begin promptly at 9:00 a.m. Central Daylight Time. We encourage you to allow ample time for online check-in, which will open at 8:45 a.m. Central Daylight Time. If you plan to participate, submit questions or vote during the virtual Special Meeting, you will need the Control Number included in the Notice or proxy card.

How can I request technical assistance during the Special Meeting?

If you encounter any difficulties accessing the Special Meeting during the check-in or during the meeting, please call the technical support number that will be posted on the virtual meeting log-in page at www.proxydocs.com/PHX.

Will I be able to ask questions during the Special Meeting?

Shareholders will be able to transmit questions through www.proxydocs.com/PHX. Only shareholders with a valid Control Number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the Special Meeting, subject to time constraints.

What is a quorum?

A quorum is the presence, in person or by proxy, of the holders of a majority of the shares of our Common Stock outstanding and entitled to vote as of the Record Date. There must be a quorum for the transaction of business at the Special Meeting. If a quorum is not present, the Special Meeting may be adjourned until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Special Meeting for the purpose of determining a quorum.

What are the voting rights of our shareholders?

Each record holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting.

What is the difference between a shareholder of record and a “street name” holder?

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Most shareholders hold their shares in “street name” through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name.

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Shareholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly or to vote in person at the Special Meeting.

•

Street Name Shareholder. If your shares are held in a stock brokerage account or by a bank, fiduciary or other nominee, you are considered the beneficial owner of shares held in “street name.” In this case, such broker, bank or other nominee is considered the shareholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Special Meeting. If you hold your shares in “street name,” follow the voting instructions provided by your broker, bank or other nominee to vote your shares.

How do I vote my shares?

Shareholders of Record: Shareholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods:

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By Proxy. You may give us your proxy by calling the toll-free telephone number or using the Internet as further described on the Notice. Telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you received a paper proxy card, you may give us your proxy by completing the proxy card and returning it to us in the U.S. postage-prepaid envelope accompanying the proxy card.

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To Vote During the Special Meeting. You must do so through www.proxydocs.com/PHX. To be admitted to the Special Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the Notice and proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Special Meeting, will be emailed to you.

Street Name Shareholders: Street name shareholders may vote their shares or direct their broker, bank or other nominee to vote their shares by one of the following methods:

•

By Voting Instruction Card. If you hold your shares in street name, your broker, bank or other nominee will explain how you can access a voting instruction card for you to use in directing the broker, bank or other nominee how to vote your shares. The availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

•

To Vote During the Special Meeting with a Proxy from the Record Holder. You may vote during the Special Meeting if you obtain a legal proxy from your broker, bank or other nominee. Please consult the instruction card or other information sent to you by your broker, bank or other nominee to determine how to obtain a legal proxy in order to vote in person at the Special Meeting.

If you are a shareholder of record, your shares will be voted by the management proxy holder in accordance with the instructions on the proxy card you submit.

Can I revoke my proxy or change my vote?

Yes. If you are a shareholder of record, you can revoke your proxy at any time before it is voted at the Special Meeting by doing one of the following:

•

submitting written notice of revocation stating that you would like to revoke your proxy to PHX Minerals Inc., Attention: Chad True, 1601 NW Expressway, Suite 1100, Oklahoma City, Oklahoma, 73118, which must be received prior to the Special Meeting; or

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•	using the same method (by telephone, Internet or mail) that you first used to vote your shares, in which case the later submitted proxy will be recorded and earlier proxy revoked.

If you are a beneficial or street name shareholder, you should follow the directions provided by your broker, bank or other nominee to revoke your voting instructions or otherwise change your vote before the applicable deadline. You may also vote during the Special Meeting if you obtain a legal proxy from your broker, bank or other nominee as described in “How do I vote my shares?” above.

What are abstentions and broker non-votes?

An abstention occurs when the beneficial owner of shares, or a broker, bank or other nominee holding shares for a beneficial owner, is present, in person or by proxy, and entitled to vote at the Special Meeting, but fails to vote or voluntarily withholds its vote for any of the matters upon which the shareholders are voting.

Broker “non-votes” are shares held by brokers, banks or other nominees over which the broker, bank or other nominee lacks discretionary power to vote (such as for the election of directors) and for which the broker or nominee has not received specific voting instructions from the beneficial owner. If you are a beneficial owner and hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the New York Stock Exchange (NYSE). There are non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. If a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, banker or other nominee should vote your shares, then such broker, bank or other nominee indicates it does not have authority to vote such shares on its proxy and a “broker non-vote” results. Although broker non-votes will be counted as present at the Special Meeting for purposes of determining a quorum, they are not entitled to vote with respect to non-discretionary matters.

If your shares are held in street name and you do not give voting instructions, the record holder will have discretionary authority to vote your shares with respect to Proposal 1 (Amendment to Certificate of Incorporation to Increase Authorized Shares).

What vote is required for the proposal to be approved?

•

Proposal 1 (Amendment to Certificate of Incorporation to Increase Authorized Shares): The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase authorized shares (as described herein) requires the affirmative vote of a majority of shares of Common Stock outstanding as of the Record Date. Abstentions and broker non-votes will have the effect of a vote “AGAINST” approval.  Brokers will have discretionary authority to vote on Proposal 1 and, accordingly, there will be no broker non-votes for this proposal, unless a broker does not receive voting instructions and chooses not to exercise its discretionary voting authority with respect to this proposal.

How does the Board recommend that I vote?

Our Board recommends a vote:

•	FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 36,000,500 to 54,000,500.

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What happens if I provide my signed proxy but do not specify how I want my shares to be voted, or if additional proposals are presented at the Special Meeting?

If you provide us your signed proxy but do not specify how to vote, we will vote your shares as follows:

Proposal 1. FOR the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock from 36,000,500 to 54,000,500.

Management knows of no other matters to be brought before the Special Meeting. However, if any other matters do properly come before the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted as the Board may recommend.

Who will bear the cost of soliciting votes for the Special Meeting?

This solicitation is being made by the Company, and the cost of soliciting proxies for the Special Meeting will be paid by the Company. In addition to solicitation by mail, arrangements may be made with brokerage firms, banks or other nominees to send Proxy Materials to beneficial owners. The Company will reimburse these institutions for their reasonable costs in forwarding solicitation materials to such beneficial owners. No solicitation will be made by specially engaged employees or other paid solicitors.

Where can I find the voting results of the Special Meeting?

The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8‑K, which the Company intends to file with the SEC within four business days following the date of the Special Meeting.

May I propose actions for consideration at the 2022 annual meeting of shareholders or nominate individuals to serve as directors?

You may submit proposals for consideration at future shareholder meetings, including director nominations. Please read the “Shareholder Proposals” section of this proxy statement for information regarding the submission of shareholder proposals and director nominations for consideration at the Company’s 2022 annual meeting of shareholders.

Proposal No. 1

Approval of Amendment to the Amended and Restated

Certificate of Incorporation to Increase Authorized Shares

General

At our Special Meeting, we are asking the holders of our Common Stock to approve an amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of capital stock which the Company has the authority to issue from 36,000,500 shares of Class A Common Stock to 54,000,500 shares of Class A Common Stock (the “Amendment”). The Amendment to our Amended and Restated Certificate of Incorporation will be effected through the filing of a Certificate of Amendment, in the form of Appendix A hereto (the “Certificate of Amendment”), with the Office of the Secretary of State of the State of Oklahoma.

On August 3, 2021, the Board adopted resolutions approving the Amendment to our Amended and Restated Certificate of Incorporation and directed that the Amendment be submitted to a vote of the shareholders at a Special Meeting. If the shareholders approve this proposal, subject to the discretion of the Board, the Company will file (or

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cause to be filed) the Certificate of Amendment with the Office of the Secretary of State of the State of Oklahoma as soon as practicable.

Description of the Amendment

The Company’s current Amended and Restated Certificate of Incorporation authorizes the issuance of up to 36,000,500 shares of capital stock, all of which are designated as Class A Common Stock. As of August 13, 2021, there are 30,400,612 shares of Class A Common Stock outstanding.

The Amendment would increase the total number of shares of capital stock which the Company has the authority to issue from 36,000,500 shares to 54,000,500 shares.

The entirety of the proposed Certificate of Amendment effecting the Amendment is attached hereto as Appendix A and should be read in conjunction with this proposal.

Purpose

The Board believes that the availability of additional authorized shares of capital stock will provide the Company with additional flexibility to issue stock for various general corporate purposes as the Board may determine desirable, including, without limitation, for raising capital for the acquisition of minerals and royalties and other investment opportunities in furtherance of the “minerals only strategy” developed and implemented by the Board and management.

As of August 13, 2021, 30,400,612 shares of Common Stock were issued and outstanding and 2,121,363 shares of Common Stock were reserved for issuance under our various employee and director benefit plans less treasury shares, leaving 3,478,525 shares of Common Stock unissued and unreserved. Our Board believes it is important to authorize additional shares of capital stock to ensure that enough shares will be available in the event our Board determines that it is necessary or appropriate to (i) raise additional capital through the sale of equity securities, (ii) acquire another company or its assets using shares of our capital stock as consideration, (iii) allow for grants and awards pursuant to our equity compensation plans and agreements, (iv) permit future stock splits in the form of stock dividends or (v) satisfy other corporate purposes involving the issuance of shares of our capital stock. The availability of additional shares of capital stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and does not have the time to seek shareholder approval in connection with the contemplated issuance of capital stock.

If the proposed increase in authorized shares of Common Stock is approved, no further action by the shareholders would be necessary prior to the issuance of additional shares of capital stock unless required by law or the rules of the stock exchange on which the stock is then listed or quoted, which is currently the NYSE. If approved, the additional authorized shares of Common Stock will have the same rights as the Common Stock already authorized.  Those rights do not include preemptive rights with respect to the future issuance of any additional shares of Common Stock.

Potential Anti-Takeover Effects of the Amended and Restated Certificate of Incorporation, as Amended

The proposed increase in the number of authorized shares of capital stock will not change the number of shares of Common Stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s Common Stock. However, future issuances of Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current shareholders. In addition, the availability of additional shares of Common Stock for issuance could, under certain circumstances, discourage or make more difficult any efforts to obtain control of the Company.

The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it is used to prevent or discourage any acquisition attempt. The Amendment to our Amended and Restated Certificate of Incorporation has been prompted by business and financial considerations and is not being proposed in response to any effort to obtain control of the Company or as an anti-takeover measure.

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No Appraisal Rights

Our shareholders are not entitled to appraisal rights or other rights of dissenters with respect to the Amendment to our Amended and Restated Certificate of Incorporation, and we will not independently provide shareholders with any such right.

Vote Required and Board of Directors’ Recommendation

To approve the foregoing proposal, a majority of shares of Common Stock outstanding as of the Record Date must vote “FOR” approval of Proposal No. 1.

BOARD RECOMMENDATION ON PROPOSAL

The Board of Directors Recommends a Vote “FOR” the Approval of the Amendment to the Company’s Amended and Restated Certificate of Incorporation to Increase Authorized Shares.

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OTHER MATTERS

Stock Ownership of Management and Certain Beneficial Owners

The information provided below summarizes the beneficial ownership of each named executive officer (“NEO”), each of our directors, all of our directors and executive officers as a group, and owners of more than five percent of our outstanding Common Stock. Generally, “beneficial ownership” includes those shares of Common Stock held by someone who has investment and/or voting authority of such shares or has the right to acquire such Common Stock within 60 days. The ownership includes Common Stock that is held directly and also Common Stock held indirectly through a relationship, a position as a trustee, or under a contract or understanding.

Stock Ownership of Directors and Executive Officers

The following table sets forth information with respect to the outstanding shares of Common Stock owned beneficially as of, except as otherwise indicated, August 13, 2021, by each current director and NEO, individually and all directors and executive officers as a group. Unless otherwise indicated, the address of the persons below is 1601 NW Expressway, Suite 1100, Oklahoma City, Oklahoma, 73118. None of the Common Stock beneficially owned as set forth below is pledged as security.

	Amount of Shares	Percent of
Name of Beneficial Owner	Beneficially Owned(3)(4)	Common Stock

Mark T. Behrman (1)(5)(7)	88,146	*
Glen A. Brown (1)(5)(7)	29,116	*
Lee M. Canaan (1)(5)(8)	47,083	*
Peter B. Delaney (1)(5)(7)	42,660	*
Ralph D’Amico (2)(6)(7)	247,565	*
Christopher T. Fraser (1)(5)(7)	232,457	*
John H. Pinkerton (1)(5)(7)	30,928	*
Chad L. Stephens (1)(2)(6)(7)	449,473	1.5%
Freda R. Webb (2)(6)(9)	67,762	*

All directors and executive officers as a group (9 persons)	1,235,190	4.1%
*	Less than 1% owned
(1)	Director
(2)	Executive Officer
(3)	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority.
(4)

The number of shares shown does not include future share amounts recorded to each non-employee director’s account under the Directors’ Deferred Compensation Plan. These future share amounts represent shares to be issued in the future and have no investment or voting authority.

(5)	The number of shares includes unvested restricted stock granted to non-employee directors under the Company’s 2021 Long-Term Incentive Plan.
(6)

The number of shares shown for Messrs. D’Amico and Stephens and Ms. Webb include unvested shares of restricted stock awarded under the Company’s Amended 2010 Restricted Stock Plan and their shares in the Company’s ESOP Plan, in each case over which they exercise voting authority.

(7)	Owner has sole voting and investment power over all shares.
(8)

Comprised of 45,866 held directly by Ms. Canaan and 1,077 shares held by the Canaan Family Trust. Ms. Canaan has sole voting and investment power over 45,866 shares and shared voting and investment power over the 1,077 shares held by the Canaan Family Trust.

(9)

Ms. Webb has sole voting and investment power over 65,502 shares and shared voting and investment power over 2,260 shares with her spouse in a joint account.  As disclosed in our Current Report on Form 8-K filed with the SEC on February 8, 2021, Ms. Webb retired from the Company effective April 1, 2021, and her beneficial share information is as of December 31, 2020.

The Company knows of no arrangements which would result in a change in control of the Company at any future date.

(10)

Stock Ownership of Certain Beneficial Owners

Based on filings with the SEC and information supplied by the shareholders, we believe the following shareholders are beneficial owners of more than 5% of our outstanding shares of Common Stock as of August 11, 2021, listed in alphabetical order:

Name and Address	Amount of Shares	Percent of
of Beneficial Owner	Beneficially Owned	Common Stock

Edenbrook Capital, LLC (1)	4,564,758	15.0%
116 Radio Circle, Suite 202
Mount Kisco, NY 10549

Robert A. Hefner III (2)	3,677,795	12.1%
2250 Buck Mountain Road
Free Union, VA 22940

Trigran Investments, Inc. (3)	2,359,594	7.8%
630 Dundee Road, Suite 230
Northbrook, IL 60062
(1)

Based on a Schedule 13G/A filed with the SEC on September 1, 2020, with respect to Company securities held at August 27, 2020, Edenbrook Capital, LLC has shared voting power as to 2,610,602 shares and shared dispositive power as to 2,610,602 shares, shared with Jonathan Brolin, the managing member of Edenbrook Capital, LLC.  Since the filing of Schedule 13G/A with the SEC on September 1, 2020, Edenbrook Capital, LLC disclosed in a Form 4 filed on August 11, 2021 a beneficial ownership of 4,564,758 shares.

(2)

Based on a Schedule 13G filed with the SEC on September 11, 2020, with respect to Company securities held at August 28, 2020, Robert A. Hefner III has sole voting power as to 3,677,795 shares and sole dispositive power as to 3,677,795 shares. 3,500,000 of the shares are held through GHK Royalty LLC, 6305 Waterford Boulevard, Suite 470, Oklahoma City, OK 73118.

(3)

Based on a Schedule 13G/A filed with the SEC on February 11, 2021, with respect to Company securities held at December 31, 2020, Trigran Investments, Inc. has shared voting power as to 2,359,594 shares and shared dispositive power as to 2,359,594 shares, shared with Douglas Granat, Lawrence A. Oberman, Steven G. Simon, Bradley F. Simon and Steven R. Monieson, the controlling shareholders and officers of Trigran Investments, Inc.

Shareholder Proposals

Proposals of shareholders intended to be presented by shareholders at the next annual meeting to be held in March 2022, and to be included in the proxy statement and form of proxy card pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company by September 25, 2021. Any such proposals should be in writing and sent by certified mail, return receipt requested, to the Company’s office at 1601 NW Expressway, Suite 1100, Oklahoma City, OK, 73118, Attention: Secretary. On receipt of any such proposal, the Company will determine whether to include such proposal in the proxy statement and any proxy card in accordance with SEC regulations governing the solicitation of proxies.

Under the Company’s Bylaws, for a shareholder to nominate a candidate for director, or propose other business to be considered by shareholders, timely notice of the nomination or the other business proposed must be received by the Company in advance of the annual meeting. Ordinarily, such notice must be received not less than 90 nor more than 120 days prior to the first anniversary of the mailing of notice for the preceding year’s annual meeting. The shareholder filing the notice of nomination must describe various matters regarding the nominee, including, but not limited to, such information as name, address, occupation, business background and shares held, and the nominee must deliver a written questionnaire and agreement to the Company covering certain matters as specified in the Bylaws. For a shareholder to bring other business before a shareholders’ meeting, timely notice must be received by the Company within the time limits described above in this paragraph for notice of nomination of a candidate for director. Such notice must include a description of the proposed business, the reasons therefore, and other specified matters. These requirements are separate from the requirements a shareholder must meet to have a proposal included in the Company’s proxy statement under Rule 14a-8 of the Exchange Act.

In each case, the notice must be given to the Secretary of the Company at 1601 NW Expressway, Suite 1100, Oklahoma City, OK, 73118. Any shareholder desiring a copy of the Company’s Bylaws will be furnished one without charge on written request to the Secretary. A copy of the Bylaws is available on the Company’s website at www.phxmin.com.

(11)

The Company’s Bylaws were amended in December 2013 to provide access to the Company’s proxy statement and proxy card for director elections to eligible shareholders who wish to nominate a person for election to the Company’s Board of Directors. To be eligible to access the Company’s proxy statement and proxy card for this purpose, a shareholder, together with its affiliates, must have held beneficial ownership of 5% of the Common Stock for at least one year prior to providing notice to the Company seeking access to its proxy statement. Notice from a shareholder seeking such access must be received by the Company in the same time period required for shareholders seeking to nominate directors to the Company’s Board of Directors. Only one seat on the Board may be held by a person elected as a director resulting from a shareholder’s use of these proxy access Bylaw provisions. A shareholder seeking access to the Company’s proxy statement shall provide all information required from a shareholder seeking to nominate a director as well as undertakings signed by the shareholder and the proposed nominee. The Bylaw provision is the exclusive means for shareholders to include nominees for a director in the Company proxy statement and proxy card.

Ralph D’Amico, Secretary
PHX Minerals Inc.
1601 NW Expressway, Suite 1100
Oklahoma City, OK 73118
405.948.1560

By Order of the Board of Directors

August 26, 2021	Ralph D’Amico, Secretary

Please vote your shares promptly.

(12)

APPENDIX A

CERTIFICATE OF AMENDMENT OF

amended and restated CERTIFICATE OF INCORPORATION

OF phx minerals inc.

PHX Minerals Inc. (the “Corporation”), a corporation organized and existing under the Oklahoma General Corporation Act, hereby certifies as follows:

1.This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation (originally incorporated under the name “Panhandle Royalty Company”) originally filed with the Secretary of State of Oklahoma on December 11, 1978 (the “Certificate of Incorporation”).

2.Section 5.01a. of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

Capital Stock.  The total number of shares of capital stock which the Corporation shall have authority to issue is fifty-four million five hundred (54,000,500) shares, divided initially into fifty-four million five hundred (54,000,500) shares of Class A Common Stock, par value $0.01666 per share. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including Preferred Stock (“Preferred Stock”). If shares of one class of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article Five, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes and series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.

3.This amendment was duly adopted in accordance with the provisions of Section 1077 of the Oklahoma General Corporation Act.

4.All other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer and attested to by its Secretary, this 5th day of October, 2021.

/s/ Chad L. Stephens

Chad L. Stephens, President and Chief Executive Officer

ATTEST:

/s/ Ralph D’Amico

Ralph D’Amico, Secretary

A-1

PHX Minerals Inc. Special Meeting of Shareholders

October 5, 2021

9:00 A.M. Central Daylight Time

PHX Minerals Inc.

Special Meeting of Shareholders

Please make your marks like this: X **Use dark black pencil or pen only**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSAL 1

You must register to attend the meeting online and/or participate at www.proxydocs.com/PHX

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

______________________________ ______________________________

Signature (and Title if applicable) Date Signature (if held jointly) Date